SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        -------------------------------

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 26, 2000
                                                         ----------------


                                Prophet 21, Inc.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-23306                     23-2746447
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)


19 West College Avenue, Yardley, Pennsylvania                        19067
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


                                 (215) 493-8900
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Previous Independent Accountants. On January 26, 2000, Prophet 21, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PWC"), as its independent accountants. In connection with its audits for each of the two years in the period ended June 30, 1999 and through January 26, 2000, there were no disagreements with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which caused disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their reports on the financial statements of the Company for such years. The report of PWC on the Company's financial statements for each of the two years in the period ended June 30, 1999 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principle. The decision to dismiss PWC was approved by both the Audit Committee of the Board of Directors and by the full Board of Directors of the Company. PWC has furnished the Company with a letter addressed to the Securities and Exchange Commission stating their agreement with the above statements.

     (b) New Independent Accountants. On February 1, 2000, the Company retained KPMG LLP as its independent accountants.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Information of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit No.               Description of Exhibit
          -----------               ----------------------

             16                     Letter re: Change in Certifying Accountants.

                                   SIGNATURES
                                   ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          Prophet 21, Inc.



                                          By: /s/Charles L. Boyle, III
                                             -----------------------------------
                                              Charles L. Boyle, III, President
                                                and Chief Executive Officer
                                                (Principal Executive Officer)


Date: February 25, 2000